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                                                                    EXHIBIT 10.1







                               ALEXANDER S. DAWSON


                                  NOVATEC INC.


                      CHIP APPLICATION TECHNOLOGIES LIMITED





                            PUT AND CALL OPTION DEED

          IN RESPECT OF SHARES IN CHIP APPLICATION TECHNOLOGIES LIMITED





                            CORRS CHAMBERS WESTGARTH
                                     Lawyers
                        Level 32, Governor Phillip Tower
                                 1 Farrer Place
                                 SYDNEY NSW 2000
                                    AUSTRALIA
                               Tel: (02) 9210 6500
                               Fax: (02) 9210 6611
                                 DX: 133 Sydney

                                    Ref: MGL
                                CHIP5050-3333456


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                                    CONTENTS

   INTERPRETATION                                                       3

   CONDITION PRECEDENT AND CONSOLIDATION                                6

   NOTICE OF EXERCISE OF C.A.T. OPTIONS                                 6

   PUT OPTION                                                           6

   CALL OPTION                                                          7

   SHARE SWAP                                                           7

   WARRANTIES                                                           8

   EXPIRY OF C.A.T. OPTIONS UNEXERCISED                                 9

   NOTICES                                                             10

   MISCELLANEOUS                                                       11






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THIS DEED is made on 2 September 1999

BETWEEN          ALEXANDER S. DAWSON of 52 St Marks Roads, Randwick, NSW, 2031,
                 Australia]/

                 ("GRANTOR")

AND NOVATEC INC., (ARBN 089 327 882) a company incorporated in the State of Delaware, United States of America whose Australian registered office is located at Level 15, The Ernst & Young Building, 321 Kent Street, Sydney, NSW, 2000, Australia ("NOVATEC INC.")

AND CHIP APPLICATION TECHNOLOGIES LIMITED (ACN 057 883 333) of Level 5, Cabcharge House, 152-162 Riley Street, East Sydney, NSW, 2000, Australia ("C.A.T.")

RECITALS

      A     The Grantor is the registered holder of the C.A.T. Options.

      B NovaTec Inc. has agreed to grant the Grantor an option to require NovaTec Inc. to purchase the Underlying C.A.T. Shares on and subject to the terms of this document.

      C The Grantor has agreed to grant NovaTec Inc. an option to purchase the Underlying C.A.T. Shares on and subject to the terms of this document.

IT IS AGREED

1     INTERPRETATION

      1.1   DEFINITIONS

      In this document:

            "BUSINESS DAY" means a day on which banks are open for business in Sydney, Australia and Delaware, United States of America, excluding a Saturday, Sunday or public holiday.

            "CALL OPTION" has the meaning given to it in CLAUSE 5.1.

            "CALL OPTION NOTICE" means the notice substantially in the form of
            SCHEDULE 1.

            "COMPLETION DATE" means three Business Days after the date of exercise of the Put Option or Call Option, as the case may be.

            "COMPLETION PLACE" means the principal offices of C.A.T. in Sydney, Australia or such other place as is agreed in writing by the parties.

            "C.A.T. OPTION EXERCISE DATE" means the date on which the Grantor, in his absolute discretion, exercises the C.A.T. Options.

            "C.A.T. OPTION RULES" means the terms and conditions that apply to the C.A.T. Options as set out in Part 10.3 of the C.A.T. prospectus dated 15 May 1997 in respect of the offer of 3,333,333 ordinary shares at an issue price of 30 cents per share.
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            "C.A.T. OPTIONS" means the Number of options in C.A.T. with an expiry date of 30 June 2000

            registered in the name of the Grantor and exercisable at AUD 75 cents each, together with any additional options in C.A.T. acquired by the Grantor between the Operative Date and the Effective Date, subject to adjustment in accordance with CLAUSE 2.2

            "CLOSE OF REGISTERS" means 5:00pm (Sydney, Australia time) or in the case of proper SCH transfers, such time as permitted by SCH, on the date 5 Business Days after the date on which an office copy of the order of the Court to approve the Schemes of Arrangement is lodged with the Australian Stock Exchange Limited.

            "COURT" means the Supreme Court of New South Wales or such other court from whom approval is sought by C.A.T. for the Schemes of Arrangement under the Corporations Law.

            "DEED OF ACCESSION" means the deed substantially in the form of
            SCHEDULE 3.

            "ENCUMBRANCE" means any mortgage, charge (whether fixed or floating), pledge, lien or security interest of any kind.

            "EFFECTIVE DATE" means the date on which the Shares Scheme of Arrangement is implemented with approval of the Court.

            "NOVATEC INC. SHARE" means a fully paid share of common stock of NovaTec Inc.

            "NUMBER" means: 164,838 where applicable, increased or reduced to reflect changes in the holding of options by the Grantor between the Operative Date and the Effective Date.

            "OPERATIVE DATE" means the date of this document.

            "OPTION PERIOD" means the 30 day period commencing at 9.00 am (Sydney, Australia time) on the first day after the C.A.T. Option Exercise Date and ending at 5.00pm (Sydney, Australia time) on the 30th day thereafter, inclusive of that first day.

            "PUT OPTION" has the meaning given to it in CLAUSE 4.1.

            "PUT OPTION NOTICE" means the notice substantially in the form of
            SCHEDULE 2.

            "SCH" means the securities clearing house.

            "SCHEMES OF ARRANGEMENT" means the schemes of arrangement between C.A.T. and its shareholders and optionholders, so described in the Information Memorandum shortly to be issued by C.A.T. to its members, in the form in which they are implemented with approval of the Court.

            "SECURITIES ACT" means the US Securities Act of 1933.

            "SHARES SCHEME OF ARRANGEMENT" means the scheme of arrangement between C.A.T. and its shareholders, so described in the Information Memorandum shortly to be issued by C.A.T. to its members, in the form in which it is implemented with approval of the Court.

            "UNDERLYING C.A.T. SHARES" means the fully paid ordinary shares in C.A.T. which will be issued to the Grantor on exercise of all or any of the C.A.T. Options.

      1.2   CONSTRUCTION

      Unless expressed to the contrary:

            (a)  words importing:

                  (i)  the singular include the plural and vice versa; and


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                  (ii) any gender includes the other genders;

            (b) if a word or phrase is defined, cognate words and phrases have corresponding definitions;

            (c)  a reference to:

                  (i) a person includes a firm, unincorporated association, corporation and a government or statutory body or authority;

                  (ii) a person includes its legal personal representatives, successors and assigns;

                  (iii) a statute, ordinance, code or other law includes
                        regulations and other statutory instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                  (iv) a right includes a benefit, remedy, discretion, authority or power;

                  (v) an obligation includes a warranty or representation and a reference to a failure to observe or perform an obligation includes a breach of warranty or representation; and

                  (vi)  AUD means the lawful currency of Australia.



2     CONDITION PRECEDENT AND CONSOLIDATION

      2.1   CONDITION PRECEDENT

      All the obligations of the parties under this document are subject to implementation of the Schemes of Arrangement.

      2.2   CONSOLIDATION

      The parties agree that immediately prior to the Close of Registers, the C.A.T. Options (without further act or authority) will be consolidated on a one-for-ten basis ("Consolidation"). Where the Consolidation yields a number of C.A.T. Options which is not a whole number, then the number of consolidated C.A.T. Options shall be rounded-up to the nearest whole number.

3     NOTICE OF EXERCISE OF C.A.T. OPTIONS

The Grantor shall give NovaTec Inc. a written notice forthwith when he exercises any or all of the C.A.T. Options. The written notice shall specify the date of exercise and the number of C.A.T. Options exercised.


4     PUT OPTION

      4.1   GRANT OF PUT OPTION

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      Subject to the conditions of exercise in CLAUSE 4.2 and consideration of one Australian dollar, (receipt of which is hereby acknowledged), NovaTec Inc. irrevocably grants to the Grantor an option for the Grantor to require NovaTec Inc. to purchase all or any of the Underlying C.A.T. Shares at any time during the Option Period (the "PUT OPTION") and the Grantor accepts the same.

      4.2   CONDITIONS OF EXERCISE

      The Grantor may not exercise the Put Option unless, at the time of exercise, all of the following conditions have been fulfilled:

            (a)  the condition precedent in CLAUSE 2.1 has been satisfied;

            (b)  the Grantor has not exercised the Call Option; and

            (c) the Underlying C.A.T. Shares relevant to the exercise of the Put Option have been allotted to the Grantor by C.A.T. or C.A.T. is under a legal obligation to allot them, in either case as a result of the Grantor having exercised the C.A.T. Options.

      4.3   MANNER OF EXERCISE

      The Grantor may only exercise the Put Option during the Option Period by giving a Put Option Notice to the Grantor.


5     CALL OPTION

      5.1   GRANT OF CALL OPTION

      Subject to the conditions of exercise in CLAUSE 5.2 and consideration of one Australian dollar, (receipt of which is hereby acknowledged), the Grantor irrevocably grants to NovaTec Inc. an option to purchase all or any of the Underlying C.A.T. Shares at any time during the Option Period (the "CALL OPTION") and NovaTec Inc. accepts the same.

      5.2   CONDITIONS OF EXERCISE

      NovaTec Inc. may not exercise the Call Option unless, at the time of exercise, all of the following conditions have been fulfilled:

            (a)  the condition precedent in CLAUSE 2.1 has been satisfied;

            (b)  the Grantor has not exercised the Put Option; and

            (c) the Underlying C.A.T. Shares relevant to the exercise of the Call Option have been allotted to the Grantor by C.A.T. or C.A.T. is under a legal obligation to allot them, in either case as a result of the Grantor having exercised the C.A.T. Options.



      5.3   MANNER OF EXERCISE


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      NovaTec Inc. may only exercise the Call Option during the Option Period by giving a Call Option Notice to the Grantor.

6     SHARE SWAP

      6.1   EFFECT OF EXERCISE OF OPTIONS

      Upon exercise of the Call Option or Put Option:

            (a) the Grantor must sell to NovaTec Inc., and NovaTec Inc. must purchase from the Grantor, the Underlying C.A.T. Shares in respect of which the option has been exercised free from all Encumbrances; and

            (b) NovaTec Inc. must issue to the Grantor one NovaTec Inc. Share for each Underlying C.A.T. Share in respect of which the option has been exercised as consideration for such sale.

      6.2   COMPLETION

      The sale and purchase of the Underlying C.A.T. Shares under CLAUSE 6.1(A) and the issuance of the NovaTec Inc. Shares under CLAUSE 6.1(B) shall be completed (as nearly as is possible) contemporaneously on the Completion Date at the Completion Place.


      6.3   GRANTOR'S OBLIGATIONS ON COMPLETION

      On Completion:

            (a) if the Underlying C.A.T. Shares in respect of which the Call Option or Put Option has been exercised are certificated, the Grantor shall deliver to NovaTec Inc. instruments of transfer in relation to the relevant Underlying C.A.T. Shares in registrable form and duly executed by the Grantor together with the relevant share certificates; or

            (b) if the Underlying C.A.T. Shares in respect of which the Call Option or Put Option has been exercised are uncertificated, the Grantor shall irrevocably instruct its Controlling Participant (as defined in the SCH Business Rules) to initiate a transfer of the relevant Underlying C.A.T. Shares in an uncertificated holding to a holding specified by NovaTec Inc.

      6.4   NOVATEC INC.'S. OBLIGATIONS ON COMPLETION

      On Completion NovaTec Inc. shall:

            (a) issue to the Grantor the relevant NovaTec Inc. Shares which are required to be issued to the Grantor pursuant to CLAUSE 6.1(B); and

            (b) deliver to the Grantor certificates, registered in the name of the Grantor or such other names and in such denominations as are designated by the Grantor, representing the total number of NovaTec Inc. Shares that are required to be issued to the Grantor pursuant to CLAUSE 6.1(B).

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7     WARRANTIES

      7.1   GRANTOR'S WARRANTIES

      The Grantor represents, warrants and covenants to NovaTec Inc. that:

            (a) on the Operative Date, he is the beneficial owner of the C.A.T. Options free from Encumbrances;

            (b) subject to exercise of the C.A.T. Options to which the Underlying C.A.T. Shares relate, on the Completion Date and at all times between the Operative Date and Completion Date he will be:

                  (i) the beneficial owner of the relevant Underlying C.A.T. Shares free from Encumbrances; and

                  (ii) entitled to sell and transfer the relevant Underlying C.A.T. Shares to NovaTec Inc. without the consent of any third party.

            (c) he is not a US person and will not acquire the NovaTec Inc. Shares for the account or benefit of a US person;


            (d) he will resell the NovaTec Inc. Shares only in accordance with the registration or exemption provisions of the Securities Act or in compliance with Regulation S under that Act;

            (e) he will not engage in hedging transactions with regard to the NovaTec Inc. Shares unless in compliance with the Securities Act; and

            (f) he will accept certificates representing the NovaTec Inc. Shares subject to the following restrictive legend:

                       "The securities represented by this certificate may not be transferred except in a transaction registered under the US Securities Act of 1933 or an exemption from registration under that Act or in compliance with Regulation S under that Act. Hedging transactions involving these securities may not be conducted unless in compliance with the Act. Such securities may be sold in transactions executed through the Australian Stock Exchange if neither the seller nor any person acting on its behalf knows that the transaction has been pre-arranged with a buyer in the United States and no directed selling efforts have been made in the United States by the seller, an affiliate or any person acting on their behalf".

      7.2   NOVATEC INC. WARRANTIES

      NovaTec Inc. represents and warrants to the Grantor that:

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            (a)   this document is enforceable against it in accordance with its terms and is not void or voidable;

            (b) it has capacity unconditionally to execute and deliver and comply with its obligations under this document;

            (c) it has taken all necessary action to authorise the unconditional execution and delivery of and the compliance with its obligations under this document; and

            (d) each governmental authorisation necessary to enable it unconditionally to execute and deliver and comply with its obligations under this document has been obtained, effected and complied with.

8     EXPIRY OF C.A.T. OPTIONS UNEXERCISED

      8.1   ACKNOWLEDGMENT

      Despite anything in this document, NovaTec Inc. acknowledges that the Grantor is under no obligation of any kind whatsoever to exercise the C.A.T. Options and any decision to do so is in the absolute discretion of the Grantor.

      8.2   EFFECT OF EXPIRY OF C.A.T. OPTIONS

      If the C.A.T. Options expire unexercised in accordance with the C.A.T. Option Rules, the Put Option and Call Option shall automatically lapse and except for the obligation in respect of stamp duty under CLAUSE 10.1, each party is released from their obligations under this document.


9     NOTICES

      9.1   GENERAL

      A notice, demand, certification or other communication relating to this document must be given in English language and may be given by an agent of the sender.

            (a)  is to be given in writing and in the English language; and

            (b)  may be given by an agent of the sender.

      9.2   METHOD OF SERVICE

      In addition to any lawful means a communication may be given by:

            (a)  being personally served on a party;

            (b)  being left at the party's current address for service;

            (c) being sent to the party's current address for service by pre-paid ordinary mail or if the address is outside Australia, by pre-paid air mail; or

            (d)  facsimile to the party's current number for service.

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      9.3   PARTICULARS OF SERVICE

            (a)  The particulars for service are initially:

                  (i)  in the case of the Grantor:
                       at the address hereinbefore mentioned

                  (ii) in the case of NovaTec:
                       at the address hereinbefore mentioned

                       Fax: (02) 9248 5205

                       Attention: Australian Agent of NovaTec Inc: Fellstar Nominees (N.S.W.) Pty Limited

                 (iii) in the case of C.A.T.:
                       at the address hereinbefore mentioned

                       Fax: (02) 9332 1285

                       Attention: Company Secretary

            (b) Each party may from time to time change its particulars for service by notice to each other party.

      9.4   SERVICE

      If a communication is given by:

            (a) post, it will be deemed received if posted within Australia to an Australian address three Business Days after posting and in any other case seven Business Days after posting;

            (b) facsimile, and the sender's facsimile machine produces a transmission confirmation report indicating that the facsimile was sent to the addressee's facsimile, the report will be prima facie evidence that the facsimile was received by the addressee at the time indicated on that report.

10    MISCELLANEOUS

      10.1  STAMP DUTY

            (a) NovaTec Inc. shall, as between the parties, be liable for and duly pay all stamp duty (including any fine or penalty except where it arises from default by the other party) on or relating to this document and any document executed under it.

            (b) If a party other than NovaTec Inc. pays any stamp duty (including any fine or penalty) on or relating to this document or any document executed under it, NovaTec Inc. shall pay that amount to that party upon demand.
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      10.2  LEGAL COSTS

      Subject to any express provision in this document to the contrary, each party shall bear its own legal and other costs and expenses relating directly or indirectly to the preparation of, and performance of its obligations under, this document.



      10.3  ASSIGNMENT

            (a) Subject to paragraph (b) below, the Put Option and Call Option are personal to the Grantor and NovaTec Inc. and may not be transferred or assigned without the prior written consent of the other party.

            (b) If C.A.T. has consented to the transfer or assignment of the C.A.T. Options to a third party, NovaTec Inc. shall be deemed to have given its consent to the transfer of the Put Option and Call Option to the same party, on condition that the transferee executes a Deed of Accession agreeing to be bound by the terms of this document.

      10.4  AMENDMENT

      This document may only be varied or replaced by a document duly executed by the parties.

      10.5  WAIVER AND EXERCISE OF RIGHTS

            (a) A single or partial exercise or waiver of a right relating to this document will not prevent any other exercise of that right or the exercise of any other right.

            (b) A party will not be liable for any loss, cost or expense of any other party caused or contributed to by the waiver, exercise, attempted exercise, failure to exercise or delay in the exercise of a right.

      10.6  FURTHER ASSURANCE

      Each party shall promptly execute all documents and do all things that any other party from time to time reasonably requires of it to effect, perfect or complete the provisions of this document and any transaction contemplated by it.

      10.7  GOVERNING LAW AND JURISDICTION

            (a) This document is governed by and is to be construed in accordance with the laws in force in New South Wales.

            (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales and any courts which have jurisdiction to hear appeals from any of those courts and waives any right to object to any proceedings being brought in those courts.

      10.8  COUNTERPARTS
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      This document may consist of a number of counterparts and if so the counterparts taken together constitute one and the same instrument.


EXECUTION

Executed as a deed.